UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2009

SWISSINSO HOLDING INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-151909	26-1703723
(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, New York 10022
 (Address of Principal Executive Offices, Zip Code)

212-521-4017
(Registrant's Telephone Number, Including Area Code)

 Pashminadepot.com, Inc.
Biopole, Route de la Corniche, 1066 Epalinges, Switzerland
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On December 16, 2009 and December 22, 2009, SwissINSO Holding Inc. (the “Registrant”) entered into Subscription Agreements (the “Subscription Agreements”) with Merse SA, Crescent International Ltd. and Jean-Bernard Dumas (the “Subscribers”) pursuant to which the Subscribers purchased an aggregate of $1,450,000 of the Registrant’s 9% Secured Convertible Notes (the “Notes”) and five (5)-year warrants (the “Warrants”) to purchase an aggregate of 2,900,000 shares of the Registrant’s Common Stock.  The Notes are convertible into shares of the Registrant’s Common Stock at the option of the holder at a conversion price of $0.50 per share.  In the event that eighty percent (80%) of the holders of the Notes agree to convert their Notes, the remaining holders shall be obligated to do so as well.  In the event that the Registrant’s Common Stock trades at $3.00 or more for twenty (20) consecutive days, the Registrant may require that the Notes be converted.  The Notes are secured by a first priority security interest in all of the assets of the Registrant’s wholly-owned subsidiary, SwissINSO SA, pursuant to a Security Agreement between SwissINSO SA and the Subscribers.  The Warrants are exercisable at any time during their five (5)-year term at an exercise price of $1.00 per share.  The transactions reflected in the Subscription Agreements constitute the initial closings in an ongoing private placement by the Registrant of a maximum of Fifteen Million Dollars ($15,000,000) of its Notes and Warrants to accredited investors and/or non-U.S. Persons (the “Private Placement”).

All such securities were issued under Section 4(2) of the Securities Act of 1933, as amended, and Regulation S promulgated by the Securities and Exchange Commission thereunder.

For all the terms of the Subscription Agreements, the Notes, the Warrants and the Security Agreements, reference is made to the complete text of the forms of such documents filed herewith as Exhibits 10.13, 10.14, 10.15 and 10.16 to this Current Report on Form 8-K.  All statements made herein concerning such documents are qualified by reference to said exhibits.

Section 3 – Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 regarding the sale of the Registrant’s Notes and Warrants to the Subscribers is hereby incorporated by reference into this Item 3.02.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.   Changes in Registrant’s Certifying Accountant.

On December 16, 2009, the Registrant changed its principal independent accountant.  On such date, Seale and Beers, CPAs resigned from serving as the Registrant’s principal independent accountant, and the Registrant retained EFP Rotenberg, LLP as its principal independent accountant.  The change in principal accountant was recommended and approved by the Registrant’s Board of Directors on December 16, 2009.

Seale and Beers, CPAs audited the Registrant’s financial statements for the fiscal year ended May 31, 2009 and the period from inception (November 13, 2007) to May 31, 2008.  None of Seale and Beers, CPAs’ reports on the Registrant’s financial statements (a) contained an adverse opinion or a disclaimer of opinion, (b) was modified as to uncertainty, audit scope or accounting principles or (c) contained any disagreement on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Seale and Beers, CPAs, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.  None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Seale and Beers, CPAs served as the Registrant’s principal independent accountant.

However, the report of Seale and Beers, CPAs on the Registrant’s financial statements for the fiscal year ended May 31, 2009 and the period from inception (November 13, 2007) to May 31, 2008 contained an explanatory paragraph which noted that there was substantial doubt as to the Registrant’s ability to continue as a going concern for such periods.

The Registrant has provided Seale and Beers, CPAs with a copy of this disclosure and has requested that Seale and Beers, CPAs furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of the letter from Seale and Beers, CPAs addressed to the Securities and Exchange Commission dated December 22, 2009 is filed herewith as Exhibit 16.1 to this Current Report on Form 8-K.

In September 2009, EFP Rotenberg, LLP was engaged as an independent accountant to audit the financial statements of SwissINSO, SA, now the Registrant’s wholly-owned subsidiary, in connection with the transactions by which the Registrant acquired all of the shares of SwissINSO, SA.  Reference is hereby made to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 22, 2009, which contained EFP Rotenberg, LLP’s report on the financial statements of SwissINSO, SA as of and for the years ended December 31, 2008 and 2007.

Prior to December 16, 2009, the date that EFP Rotenberg, LLP was retained as the principal independent accountant of the Registrant, (a) the Registrant did not consult EFP Rotenberg, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements; (b) neither a written report nor oral advice was provided to the Registrant by EFP Rotenberg, LLP that it concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (c) the Registrant did not consult EFP Rotenberg, LLP regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2009, the Board of Directors of the Registrant appointed Tim A. Tolhurst and Suhail Konstantin Saad as directors of the Registrant, with Mr. Saad’s appointment effective immediately and Mr. Tolhurst’s appointment becoming effective automatically upon the closing of the sale by the Registrant of an additional $3,000,000 of Notes and Warrants to a particular prospective investor as part of the Private Placement.  Each of such directors, as well as Clive D. Harbutt, the Registrant’s current outside director, and any future outside director, has entered (or will, upon the effectiveness of his appointment as a director, enter) into an Outside Directors’ Agreement pursuant to which the Registrant will (a) pay the director an annual director’s fee of $24,000, payable monthly, (b) grant the director a non-qualified stock option to purchase 300,000 shares of the Registrant’s Common Stock at an exercise price equal to the closing selling price of such Common Stock on the date of grant and vesting one-third on the date of grant and the balance in equal installments on each of the first, second and third anniversaries of the date of grant, assuming that the director is still a member of the Board of Directors on each of such dates, (c) reimburse the director for all reasonable, pre-approved business expenses reasonably incurred by the director in pursuit and furtherance of the Registrant’s business and (d) indemnify the director to the fullest extent permitted under, and otherwise in accordance with the provisions of, Section 145 of the General Corporation Law of the State of Delaware.

For all the terms of the Outside Directors’ Agreement, reference is made to the complete text of the form of such agreement filed herewith as Exhibit 10.17 to this Current Report on Form 8-K.  All statements made herein concerning such agreement are qualified by reference to said exhibit.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 16, 2009, the Board of Directors of the Registrant authorized an amendment to the Registrant’s Certificate of Incorporation pursuant to which the authorized number of shares of the Registrant’s Common Stock will be increased from 100,000,000 shares to 200,000,000 shares.  The amendment will become effective twenty (20) days after the filing and distribution to the Registrant’s shareholders of a definitive Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended.

The Certificate of Amendment to be filed with the Secretary of State of Delaware upon the effective date of such amendment is filed herewith as Exhibit 3(i) to this Current Report on Form 8-K.  All statements made herein concerning such amendment are qualified by reference to said exhibit.

On December 16, 2009, the Board of Directors of the Registrant changed the fiscal year of the Registrant so that each year will end on the last day of December rather than the last day of May.  Form 10-K for the fiscal year ending December 31, 2009 shall be the report filed under the Securities Exchange Act of 1934, as amended, covering the transition period.

Section 9-Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

3(i)      Certificate of Amendment of Certificate of Incorporation of the Registrant dated December 16, 2009.

10.13   Form of Subscription Agreement between each Subscriber and the Registrant.

10.14   Form of 9% Secured Convertible Note from the Registrant to each Subscriber.

10.15   Form of Common Stock Purchase Warrant from the Registrant to each Subscriber.

10.16   Form of Security Agreement between SwissINSO, SA and each Subscriber.

10.17   Form of Outside Directors’ Agreement between the Registrant and each outside director.

16.1    Letter dated December 22, 2009 from Seale and Beers, CPAs to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWISSINSO HOLDING INC.

December 22, 2009	By:	/s/ Yves Ducommun
Name: Yves Ducommun
Title: Chief Executive Officer